CORNERSTONE STRATEGIC VALUE FUND, INC.
                        350 Jericho Turnpike, Suite 206
                               Jericho, NY 11753

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 16, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2013: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund"), will be held at 11:30 a.m., eastern time, on April 16, 2013 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

     1. To approve the election of two directors to hold office until the year 2016 Annual Meeting of Stockholders (Proposal 1); and

     2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on February 19, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

Copies of the Fund's most recent annual report are available free of charge for any shareholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, by calling collect
(513)326-3597, or by visiting the Fund's web site at www.cornerstonestrategicvaluefund.com.

                                              By Order of the Board of Directors

                                              Gary A. Bentz
                                              Secretary

Dated: March 1, 2013

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS VALID SIGNATURE

(1) ABC  Corp.                          ABC  Corp.  (by  John  Doe,  Treasurer)
(2) ABC Corp.                           John Doe, Treasurer
(3) ABC Corp.c/o John Doe, Treasurer    John Doe
(4) ABC Corp. Profit Sharing Plan       John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                               Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78    Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA       John B. Smith
(2) John B. Smith                       John B. Smith, Jr., Executor


                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                        350 Jericho Turnpike, Suite 206
                               Jericho, NY 11753

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 16, 2013

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2013 (the "Meeting") to be held 11:30 a.m., eastern time, on April 16, 2013 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments and postponements thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund ("Stockholder(s)") on or about March 1, 2013.

Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Stockholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Mr. Andrew A. Strauss and Mr. Glenn W. Wilcox, Sr.
as nominees for Class III Director.

In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal requiring that the broker has discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

At least one-third of the Fund's Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Your vote is being solicited by the directors of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

The directors and officers of the Fund and Ultimus Fund Solutions, LLC, the administrator to the Fund (the "Administrator") may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. The cost of soliciting the proxies will be borne by the Fund.

Only holders of the Fund's issued and outstanding shares of common stock of record at the close of business on February 19, 2013 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 19, 2013 was 18,658,208. The Fund is a diversified, closed-end management investment company.

Copies of the Fund's most recent annual report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, or by calling collect
(513)326-3597. This report is not to be regarded as proxy-soliciting material.

This Proxy Statement is first being mailed to Stockholders on or about March 1, 2013.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTOR

In accordance with the Fund's By-laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

At the Meeting, Stockholders will be asked to elect two Class III Directors to hold office until the year 2016 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class III Directors, currently consisting of Mr.
Andrew A. Strauss and Mr. Glenn W. Wilcox, Sr., will expire at the year
2016 Annual Meeting or thereafter until his respective successor is duly elected and qualified. If elected, the nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified.
Each nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of this nominee. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that the nominee named above will become unavailable for election as a director, but if the nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the name, address, birth date and principal occupation of each of the nominee for election as Director:


                                    NOMINEES

NAME                  POSITION(S)       TERM OF      PRINCIPAL             NUMBER            DIRECTORSHIPS
AND ADDRESS(1)        WITH FUND         OFFICE       OCCUPATION            OF PORTFOLIOS IN  HELD BY NOMINEE
(BIRTH  DATE)                           SINCE        OVER PAST             FUND COMPLEX      FOR DIRECTOR OUTSIDE
                                                     5 YEARS               OVERSEEN BY       OF FUND COMPLEX*
                                                                           DIRECTOR


Class III Non-Interested Nominees to serve until the Year 2016 Annual Meeting of Stockholders:

Glenn W. Wilcox,      Director;Chairman   2000                Chairman of Tower   3                   Director of
Sr.(Dec. 1931)        of Audit Committee                      Associates, Inc.;                       Champion
                      and Nominating and                      Chairman of the                         Industries, Inc.
                      Corporate                               Board and Chief
                      Governance                              Executive Officer
                      Committee Member                        of Wilcox Travel
                                                              Agency, Inc.;
                                                              Director of Champion
                                                              Industries, Inc.;
                                                              Director/Trustee
                                                              of Cornerstone
                                                              Total Return Fund,
                                                              Inc. and
                                                              Cornerstone
                                                              Progressive Return
                                                              Fund

Andrew A.             Director;Chairman   2000                Attorney and        3                   None
Strauss               of Nominating                           senior member of
(Nov. 1953)           and Corporate                           Strauss &
                      Governance Committee                    Associates, P.A.,
                      and Audit                               Attorneys;
                      Committee Member                        Director/Trustee
                                                              of Cornerstone
                                                              Total Return Fund,
                                                              Inc. and
                                                              Cornerstone
                                                              Progressive Return
                                                              Fund


(1) The mailing address of the Nominee with respect to Fund operations is 350 Jericho Turnpike, Suite 206, Jericho, NY 11753.

* As of December 31, 2012, the Fund Complex is comprised of the Fund, Cornerstone Total Return Fund, Inc., and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc. the above
Nominee oversees all of the Funds in the Fund Complex.

                          REMAINING BOARD OF DIRECTORS

The following tables set forth the names, addresses, birth dates, and principal occupations of each of the remaining Directors of the Fund.


NAME                  POSITION(S)       TERM OF   PRINCIPAL           NUMBER              DIRECTORSHIPS
AND ADDRESS(1)        WITH FUND         OFFICE    OCCUPATION          OF PORTFOLIOS IN    HELD BY NOMINEE
(BIRTH  DATE)                           SINCE     OVER PAST           FUND COMPLEX        FOR DIRECTOR OUTSIDE
                                                  5 YEARS             OVERSEEN BY         OF FUND COMPLEX*
                                                                      DIRECTOR

Class I Non-Interested Director to serve until the Year 2014 Annual Meeting of Stockholders:

Edwin Meese III       Director; Audit,  2001      Distinguished       3                   None
(Dec. 1931)           Nominating and              Fellow, The
                      Corporate                   Heritage
                      Governance                  Foundation
                      Committee Member            Washington D.C.;
                                                  Distinguished
                                                  Visiting Fellow at
                                                  the Hoover
                                                  Institution,
                                                  Stanford
                                                  University; Senior
                                                  Adviser,
                                                  Revelation L.P.;
                                                  Director/Trustee
                                                  of Cornerstone
                                                  Total Return Fund,
                                                  Inc. and
                                                  Cornerstone
                                                  Progressive Return
                                                  Fund

Class I Interested Director to serve until the Year 2014 Annual Meeting of Stockholders:

Ralph W. Bradshaw     Chairman of the   1998      President,          3                   None
(Dec. 1950)**         Board of Directors          Cornerstone
                      and President               Advisors Inc.;
                                                  Financial
                                                  Consultant;
                                                  President and
                                                  Director/Trustee
                                                  of Cornerstone
                                                  Total Return Fund,
                                                  Inc. and
                                                  Cornerstone
                                                  Progressive Return
                                                  Fund


Class II Non-Interested Director to serve until the Year 2015 Annual Meeting of
Stockholders:


Scott B. Rogers       Director; Audit,  2000      Director, Board of    3                 None
(July 1955)           Nominating and              Health Partners
                      Corporate                   Inc.; Chief
                      Governance                  Executive Officer,
                      Committee Member            Asheville Buncombe
                                                  Community
                                                  Christian
                                                  Ministry; and
                                                  President, ABCCM
                                                  Doctor's Medical
                                                  Clinic;
                                                  Director/Trustee
                                                  of Cornerstone
                                                  Total Return Fund,
                                                  Inc. and
                                                  Cornerstone
                                                  Progressive Return
                                                  Fund


(1) The mailing address of each Nominee/Director with respect to Fund operations is 350 Jericho Turnpike, Suite 206, Jericho, NY 11753.

* As of December 31, 2012, the Fund Complex is comprised of the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc.(the "Investment Adviser"). Each of the above Directors oversee all of the Funds in the Fund Complex.

** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.
The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board's effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Investment Adviser, other service providers, counsel and the independent registered accounting firm ("independent auditors"); and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director's ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Director of the Fund. In addition, the Board values the diverse skill sets and experiences that each Director contributes. The Board considers that its diversity as a whole is as a result of a combination of Directors who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Director provides as a result of his present experiences and his background. Information as of December 31, 2012 discussing the specific experience, skills, attributes and qualifications of each Director which led to the Board's determination that the Director should serve in this capacity is provided below.

RALPH W. BRADSHAW. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001. He brings over 20 years of extensive investment management experience and also formerly served as a Director of several other closed-end funds. Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the other service providers, counsel and the Fund's independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Director, in addition to in his capacity as President of the Investment Adviser. The Board values his strong moral character and integrity.

EDWIN MEESE III. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation's Center for Legal and Judicial Studies. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counsellor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

SCOTT B. ROGERS. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board's discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

ANDREW A. STRAUSS. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

GLENN W. WILCOX, SR. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in the real estate development, radio and oil and gas exploration industries. He serves on the Board of Directors and Audit Committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Specific details regarding each Director's principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2012. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


NAME                                      DOLLAR RANGE OF EQUITY SECURITIES     AGGREGATE DOLLAR RANGE OF EQUITY IN
                                          IN THE FUND                           ALL FUNDS OVERSEEN BY DIRECTORS IN
                                                                                FUND COMPLEX

NON-INTERESTED DIRECTORS
Edwin Meese III                                               0                                   0
Scott B. Rogers                                               0                       Over $100,000
Andrew A. Strauss                                             0                                   0
Glenn W. Wilcox Sr.                             $10,001-$50,000                     $10,001-$50,000

INTERESTED DIRECTOR
Ralph W. Bradshaw                              $50,001-$100,000                       Over $100,000

                               EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current principal officers of the Fund are:

NAME AND ADDRESS (1)(BIRTH      POSITION WITH FUND            TERM OF OFFICE SINCE         PRINCIPAL OCCUPATION OVER
DATE)                                                                                      PAST 5 YEARS

Gary A. Bentz                   Chief Compliance Officer;     2004, 2008, 2009             Chairman and Chief Financial
(June 1956)                     Secretary, and Assistant                                   Officer of Cornerstone
                                Treasurer                                                  Advisors, Inc.; Financial
                                                                                           Consultant, C.P.A.; Chief
                                                                                           Compliance Officer,
                                                                                           Secretary, and Assistant
                                                                                           Treasurer of Cornerstone
                                                                                           Total Return Fund, Inc. and
                                                                                           Cornerstone Progressive
                                                                                           Return Fund

Theresa M. Bridge               Treasurer                     2012                         Vice President and Mutual Fund
(December 1969)                                                                            Controller of Ultimus Fund
                                                                                           Solutions, LLC (since
                                                                                           September 2000)



(1) The officers' address with respect to Fund operations is the same as the Fund's.

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2012, to each Director of the Fund in his capacity solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


NAME OF DIRECTOR          DIRECTOR SINCE     AGGREGATE COMPENSATION FROM  TOTAL COMPENSATION FROM FUND
                                             FUND                         AND FUND COMPLEX* PAID TO
                                                                          DIRECTOR
Glenn W. Wilcox, Sr.      2000               $20,000                      $45,000
Andrew A. Strauss         2000               $20,000                      $45,000
Edwin Meese III           2001               $20,000                      $45,000
Scott B. Rogers           2000               $20,000                      $45,000
Ralph W. Bradshaw         1998                     0                            0


* For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund, all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2012.

Director Transactions with Fund Affiliates. As of December 31, 2012, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisors, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of five individuals, one of whom is an Interested Director. The Chairman of the Board, Mr. Bradshaw, is the Interested Director and is the President of the Fund, the President of the Investment Adviser, and is the President and a director or trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund, respectively. The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board's oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director's talents to bear in overseeing the Fund's operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. Each of the Directors attended at least seventy-five (75%) percent of the five (5) meetings of the Board of Directors and the four (4) meetings of its committees (including regularly scheduled and special meetings) held during the period for which he was a member. The Board does not have a policy regarding Directors' attendance at the annual stockholders meeting, but all are invited to attend. Last year, two Directors attended the annual meeting.

THE AUDIT COMMITTEE

The Fund has a standing Audit Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Meese, Rogers and Strauss, all of whom are directors who are not interested persons of the Fund, as such term is defined in
Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2012 calendar year.

The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Strauss, Rogers, and Meese, all of whom are directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills r technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider racial, gender and professional experience diversity when identifying future candidates. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. The deadline for submitting a Stockholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2014 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 1, 2013. Stockholders wishing to submit proposals or director nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund no later than the close of business on November 1, 2013. Stockholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of Stockholder proposals and director nominations.

In 2013, the Committee met and discussed the nomination of the Class III Directors of the Fund for the 2013 Annual Meeting of Stockholders. The Nominees were recommended by the Committee, composed of the non-interested Directors. The Nominating and Corporate Governance Committee convened four (4) times during the 2012 calendar year.

BOARD'S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and Nominating and Corporate Governance Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund's senior officers (including the Fund's Chief Compliance Officer), portfolio management personnel of the Investment Adviser, the Fund's independent auditors, legal counsel and personnel from the Fund's other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of Fund personnel, policies and procedures designed to address certain risks associated with the Fund's activities. In addition, the Investment Adviser and the Fund's other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund's activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and consider whether any changes to the current structure are prudent.

REQUIRED VOTE

Directors are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. GLENN W. WILCOX, SR. AND MR. ANDREW A. STRAUSS AS CLASS III DIRECTORS OF THE FUND.

                            AUDIT COMMITTEE REPORT

In 2013, the Audit Committee met with the Fund's Administrator, Ultimus
Fund Solutions, LLC, and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the calendar year ended
December 31, 2012. The Fund's independent registered public accounting firm represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the calendar year ended December 31, 2012 filed with the Securities and Exchange Commission ("SEC").

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

The Audit Committee of the Board of Directors has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

                                               Respectfully submitted,
                                               Glenn W. Wilcox, Sr.
                                               Andrew A. Strauss
                                               Scott B. Rogers
                                               Edwin Meese III

      RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's independent registered public accounting firm for the calendar year ended December 31, 2012, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ending December 31, 2013.

A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Stockholders or make a statement, but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31, 2012 and 2011 were:

SERVICE                          2012                     2011
Audit Fees                   $ 18,500                 $ 18,500
Audit-Related Fees                  0                        0
Tax Fees (1)                    3,900                    3,900
All Other Fees                  1,500                    1,500
                             --------                 --------
Total                        $ 23,900                 $ 23,900
                             --------                 --------

(1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.
(2) All Other Fees represents charges for review of the Fund's rights offering documents.

All of the services performed by the Fund's independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. Audit Fees for the years ended December 31, 2012 and 2011 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2012 and 2011 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. All Other Fees for the year 2012 relate to charges for review of the Fund's rights offering documents.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the calendar year ended December 31, 2012, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

       INFORMATION PERTAINING TO THE FUND'S INVESTMENT AND ADMINISTRATOR

THE INVESTMENT ADVISER

Cornerstone Advisors, Inc. has acted as the Fund's investment adviser ("Investment Adviser") since 2001, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. Cornerstone Advisors, Inc. was organized in February 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund. Messrs. Bradshaw and Bentz are the only stockholders of the Investment Adviser.

Mr. Bradshaw is President and Chairman of the Board of Directors of the Fund. Mr. Bentz is Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC, whose address is 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, currently acts as the Administrator of the Fund.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2012.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on December 31, 2012:

NAME AND ADDRESS OF BENEFICIAL OWNER         SHARES OF COMMON STOCK
                                             BENEFICIALLY OWNED
None

Additionally, on February 19, 2013, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 18,419,185 shares of the Fund, equal to approximately 98.7% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

                                 OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by Stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2013, must be received by the Fund addressed to Cornerstone Strategic Value Fund, Inc., c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753 in advance of the meeting as set forth in this document.

                                        CORNERSTONE STRATEGIC VALUE FUND, INC.

                                        Gary A. Bentz, Secretary

                                        Dated: March 1, 2013

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
               PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 2013

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Cornerstone Strategic Value Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Andrew A. Strauss, Scott B. Rogers, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, on April 16, 2013 at 11:30 a.m., Eastern Time, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

     The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to the election of the directors and the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1 and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF
                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                                 April 16, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.proxyvote.com

                                      -----

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF DIRECTOR) AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of two (2) Directors:

 NOMINEE:
Glenn W. Wilcox, Sr.           For / /                   Withhold / /
Andrew A. Strauss              For / /                   Withhold / /


2. ______ In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

          FOR    AGAINST   ABSTAIN
          / /      / /      / /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted by this method.

SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.